Exhibit 99.1

Essent Group Ltd. Announces Third Quarter 2022 Results and Increases Quarterly Dividend
HAMILTON, Bermuda--(BUSINESS WIRE)--November 4, 2022--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended September 30, 2022 of $178.1 million or $1.66 per diluted share, compared to $205.4 million or $1.84 per diluted share for the quarter ended September 30, 2021.
Essent also announced today that its Board of Directors has declared a quarterly cash dividend of $0.23 per common share. The dividend is payable on December 12, 2022, to shareholders of record on December 1, 2022.
“We are pleased with our financial performance for the third quarter as we produced strong earnings and robust returns,” said Mark A. Casale, Chairman and Chief Executive Officer. “Our results reflect our focus on optimizing unit economics along with continued favorable credit performance. At the same time, we remain committed to taking a measured approach to capital management. In connection with this, we are pleased to announce that our Board has approved an increase in our quarterly dividend to $0.23 per share.”
Third Quarter 2022 Financial Highlights:
•New insurance written for the third quarter was $17.1 billion, compared to $20.1 billion in the second quarter of 2022 and $23.6 billion in the third quarter of 2021.

•Insurance in force as of September 30, 2022 was $222.5 billion, compared to $215.9 billion as of June 30, 2022 and $208.2 billion as of September 30, 2021.

•The combined ratio for the third quarter was 22.3%, compared to negative (16.2%) in the second quarter of 2022 and 15.9% in the third quarter of 2021.

•During the quarter, Essent Guaranty, Inc. obtained $237.9 million of fully collateralized excess of loss reinsurance coverage on mortgage insurance policies written by Essent in October 2021 through July 2022 from Radnor Re 2022-1 Ltd., a newly formed Bermuda special purpose insurer. Radnor Re 2022-1 Ltd. is not a subsidiary or an affiliate of Essent Group Ltd.

•During the quarter, A.M. Best affirmed its “A (Excellent)” financial strength rating of Essent Guaranty, Inc. and Essent Reinsurance Ltd. and the long-term issuer credit rating of "a" of the operating subsidiaries of Essent Group Ltd. Essent Guaranty, Inc. also has financial strength ratings of “A3” by Moody’s and “BBB+” by S&P.

Conference Call:
Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/events-and-presentations/events/default.aspx. The call may also be accessed by dialing 888-330-2384 inside the U.S., or 240-789-2701 for international callers, using passcode 9824537 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 800-770-2030 inside the U.S., or 647-362-9199 for international callers, passcode 9824537.

In addition to the information provided in the Company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/financials/quarterly-results/default.aspx.

Forward-Looking Statements:
This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," “should,” “expect,” "plan," "anticipate," "believe," “estimate,” “predict,” or "potential" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: the impact of COVID-19 and related economic conditions; changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers; lenders or investors seeking alternatives to private mortgage insurance; deteriorating economic conditions (including inflation, rising interest rates and other adverse economic trends); an increase in the number of loans insured through Federal government mortgage insurance programs, including those offered by the Federal Housing Administration; decline in new insurance written and franchise value due to loss of a significant customer; decline in the volume of low down payment mortgage originations; the definition of "Qualified Mortgage" reducing the size of the mortgage origination market or creating incentives to use government mortgage insurance programs; the definition of "Qualified Residential Mortgage" reducing the number of low down payment loans or lenders and investors seeking alternatives to private mortgage insurance; the implementation of the Basel III Capital Accord discouraging the use of private mortgage insurance; a decrease in the length of time that insurance policies are in force; uncertainty of loss reserve estimates; our non-U.S. operations becoming subject to U.S. Federal income taxation; becoming considered a passive foreign investment company for U.S. Federal income tax purposes; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission on February 16, 2022, as subsequently updated through other reports we file with the Securities and Exchange Commission. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

About the Company:
Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) which, through its wholly-owned subsidiary, Essent Guaranty, Inc., offers private mortgage insurance for single-family mortgage loans in the United States. Essent provides private capital to mitigate mortgage credit risk, allowing lenders to make additional mortgage financing available to prospective homeowners. Headquartered in Radnor, Pennsylvania, Essent Guaranty, Inc. is licensed to write mortgage insurance in all 50 states and the District of Columbia, and is approved by Fannie Mae and Freddie Mac. Essent also offers mortgage-related insurance, reinsurance and advisory services through its Bermuda-based subsidiary, Essent Reinsurance Ltd. Essent is committed to supporting environmental, social and governance (“ESG”) initiatives that are relevant to the company and align with the companywide dedication to responsible corporate citizenship that positively impacts the community and people served. Additional information regarding Essent may be found at www.essentgroup.com and www.essent.us.

Source: Essent Group Ltd.

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter Ended September 30, 2022

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Historical Quarterly Data
Exhibit D	New Insurance Written
Exhibit E	Insurance in Force and Risk in Force
Exhibit F	Other Risk in Force
Exhibit G	Portfolio Vintage Data
Exhibit H	Reinsurance Vintage Data
Exhibit I	Portfolio Geographic Data
Exhibit J	Rollforward of Defaults and Reserve for Losses and LAE
Exhibit K	Detail of Reserves by Default Delinquency
Exhibit L	Investments Available for Sale
Exhibit M	Insurance Company Capital

				Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share amounts)	2022	2021	2022	2021
Revenues:
Direct premiums written	$239,773	$229,228	$692,687	$693,434
Ceded premiums	(30,543)	(26,880)	(73,384)	(84,438)
Net premiums written	209,230	202,348	619,303	608,996
Decrease (increase) in unearned premiums	(1,296)	16,370	15,972	46,226
Net premiums earned	207,934	218,718	635,275	655,222
Net investment income	32,594	21,573	86,613	65,104
Realized investment (losses) gains, net	175	221	(7,648)	609
Income from other invested assets	9,617	40,741	36,275	41,389
Other income	11,447	2,283	20,272	9,270
Total revenues	261,767	283,536	770,787	771,594

Losses and expenses:
(Benefit) provision for losses and LAE	4,252	(7,483)	(178,805)	34,490
Other underwriting and operating expenses	42,144	42,272	124,838	125,625
Interest expense	4,450	2,063	9,563	6,187
Total losses and expenses	50,846	36,852	(44,404)	166,302

Income before income taxes	210,921	246,684	815,191	605,292
Income tax expense	32,870	41,331	131,204	104,496
Net income	$178,051	$205,353	$683,987	$500,796

Earnings per share:
Basic	$1.67	$1.85	$6.37	$4.48
Diluted	1.66	1.84	6.35	4.47

Weighted average shares outstanding:
Basic	106,870	111,001	107,314	111,708
Diluted	107,337	111,387	107,732	112,070

Net income	$178,051	$205,353	$683,987	$500,796

Other comprehensive income (loss):
Change in unrealized appreciation (depreciation) of investments	(137,010)	(36,917)	(474,284)	(59,760)
Total other comprehensive income (loss)	(137,010)	(36,917)	(474,284)	(59,760)
Comprehensive income	$41,041	$168,436	$209,703	$441,036

Loss ratio	2.0%	(3.4%)	(28.1%)	5.3%
Expense ratio	20.3	19.3	19.7	19.2
Combined ratio	22.3%	15.9%	(8.5%)	24.4%

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	September 30,	December 31,
(In thousands, except per share amounts)	2022	2021
Assets
Investments
Fixed maturities available for sale, at fair value	$4,253,705	$4,649,800
Short-term investments available for sale, at fair value	331,139	313,087
Total investments available for sale	4,584,844	4,962,887
Other invested assets	263,126	170,472
Total investments	4,847,970	5,133,359
Cash	79,467	81,491
Accrued investment income	29,598	26,546
Accounts receivable	59,069	46,157
Deferred policy acquisition costs	10,408	12,178
Property and equipment	19,778	11,921
Prepaid federal income tax	405,910	360,810
Other assets	104,704	49,712

Total assets	$5,556,904	$5,722,174

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$212,494	$407,445
Unearned premium reserve	169,413	185,385
Net deferred tax liability	340,627	373,654
Credit facility borrowings, net of deferred costs	420,600	419,823
Other accrued liabilities	119,562	99,753
Total liabilities	1,262,696	1,486,060

Commitments and contingencies

Stockholders' Equity
Common shares, $0.015 par value:
Authorized - 233,333; issued and outstanding - 107,697 shares in 2022 and 109,377 shares in 2021	1,615	1,641
Additional paid-in capital	1,345,598	1,428,952
Accumulated other comprehensive (loss) income	(423,577)	50,707
Retained earnings	3,370,572	2,754,814
Total stockholders' equity	4,294,208	4,236,114

Total liabilities and stockholders' equity	$5,556,904	$5,722,174

Return on average equity (1)	21.4%	16.8%

(1) The 2022 return on average equity is calculated by dividing annualized year-to-date 2022 net income by average equity.  The 2021 return on average equity is calculated by dividing full year 2021 net income by average equity.

					Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2022			2021
Selected Income Statement Data	September 30	June 30	March 31	December 31	September 30
(In thousands, except per share amounts)
Revenues:
Net premiums earned:
U.S. Mortgage Insurance Portfolio	$194,272	$198,891	$203,312	$205,877	$207,127
GSE and other risk share	13,662	13,120	12,018	11,444	11,591
Net premiums earned	207,934	212,011	215,330	217,321	218,718
Net investment income	32,594	29,339	24,680	23,661	21,573
Realized investment (losses) gains, net	175	(471)	(7,352)	(191)	221
Income from other invested assets (1)	9,617	1,953	24,705	14,997	40,741
Other income (2)	11,447	1,577	7,248	1,128	2,283
Total revenues	261,767	244,409	264,611	256,916	283,536

Losses and expenses:
(Benefit) provision for losses and LAE	4,252	(76,199)	(106,858)	(3,433)	(7,483)
Other underwriting and operating expenses	42,144	41,898	40,796	41,232	42,272
Interest expense	4,450	2,887	2,226	2,095	2,063
Total losses and expenses	50,846	(31,414)	(63,836)	39,894	36,852

Income before income taxes	210,921	275,823	328,447	217,022	246,684
Income tax expense (3)	32,870	44,054	54,280	36,035	41,331
Net income	$178,051	$231,769	$274,167	$180,987	$205,353

Earnings per share:
Basic	$1.67	$2.17	$2.53	$1.65	$1.85
Diluted	1.66	2.16	2.52	1.64	1.84

Weighted average shares outstanding:
Basic	106,870	106,921	108,166	109,550	111,001
Diluted	107,337	107,283	108,590	110,028	111,387

Book value per share	$39.87	$39.67	$38.98	$38.73	$37.58
Return on average equity (annualized)	16.6%	21.8%	26.0%	17.2%	19.9%

Other Data:
Loss ratio (4)	2.0%	(35.9%)	(49.6%)	(1.6%)	(3.4%)
Expense ratio (5)	20.3	19.8	18.9	19.0	19.3
Combined ratio	22.3%	(16.2%)	(30.7%)	17.4%	15.9%

Credit Facility
Borrowings outstanding	$425,000	$425,000	$425,000	$425,000	$325,000
Undrawn committed capacity	$400,000	$400,000	$400,000	$400,000	$300,000
Weighted average interest rate (end of period)	4.39%	2.92%	1.99%	1.79%	2.13%
Debt-to-capital	9.01%	9.05%	9.16%	9.12%	7.23%

(1) Income from other invested assets for the three months ended September 30, 2021 includes $39.5 million of net unrealized gains, which includes $21.1 million of net unrealized gains that were accumulated in other comprehensive income at June 30, 2021 and prior periods.

(2) For each of the three month periods noted, Other income includes net favorable (unfavorable) changes in the fair value of embedded derivatives associated with certain of our third-party reinsurance agreements as follows: September 30, 2022: $5,177; June 30, 2022: ($5,549); March 31, 2022: $4,365; December 31, 2021: ($2,931); September 30, 2021: ($1,493).

(3) Income tax expense for the quarter ended December 31, 2021 includes $2,473 of discrete tax expense associated with an increase in the estimate of our beginning of the year deferred state income tax liability. Income tax expense for the quarters ended September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021 includes $2,925, ($299), $7,002, $1,759 and $8,271, respectively, of discrete tax (benefit) expense associated with realized and unrealized gains and losses.

(4) Loss ratio is calculated by dividing the provision for losses and LAE by net premiums earned.
(5) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.

				Exhibit C, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2022			2021
Other Data, continued:	September 30	June 30	March 31	December 31	September 30
($ in thousands)

U.S. Mortgage Insurance Portfolio
Flow:
New insurance written	$17,112,017	$20,096,135	$12,841,482	$16,379,082	$23,579,884
New risk written	4,570,699	5,442,115	3,438,016	4,331,531	6,273,735

Bulk:
New insurance written	$—	$196	$—	$416	$—
New risk written	—	29	—	41	—

Total:
New insurance written	$17,112,017	$20,096,331	$12,841,482	$16,379,498	$23,579,884
New risk written	$4,570,699	$5,442,144	$3,438,016	$4,331,572	$6,273,735

Average insurance in force	$219,280,350	$210,896,297	$206,631,135	$207,388,906	$206,732,478
Insurance in force (end of period)	$222,542,569	$215,896,531	$206,842,996	$207,190,544	$208,216,549
Gross risk in force (end of period) (6)	$57,743,091	$55,678,063	$52,847,985	$52,554,246	$52,457,020
Risk in force (end of period)	$48,690,571	$47,289,910	$45,261,164	$45,273,383	$45,074,159
Policies in force	800,745	789,652	774,002	785,119	798,877
Weighted average coverage (7)	25.9%	25.8%	25.5%	25.4%	25.2%
Annual persistency	77.9%	73.4%	69.1%	65.4%	62.2%

Loans in default (count)	12,435	12,707	14,923	16,963	19,721
Percentage of loans in default	1.55%	1.61%	1.93%	2.16%	2.47%

U.S. Mortgage Insurance Portfolio premium rate:
Base average premium rate (8)	0.40%	0.41%	0.41%	0.42%	0.42%
Single premium cancellations (9)	0.01%	0.01%	0.02%	0.03%	0.03%
Gross average premium rate	0.41%	0.42%	0.43%	0.45%	0.45%
Ceded premiums	(0.06%)	(0.04%)	(0.04%)	(0.05%)	(0.05%)
Net average premium rate	0.35%	0.38%	0.39%	0.40%	0.40%

(6) Gross risk in force includes risk ceded under third-party reinsurance.
(7) Weighted average coverage is calculated by dividing end of period gross risk in force by end of period insurance in force.
(8) Base average premium rate is calculated by dividing annualized base premiums earned by average insurance in force for the period.
(9) Single premium cancellations is calculated by dividing annualized premiums on the cancellation of non-refundable single premium policies by average insurance in force for the period.

							Exhibit D

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Flow

NIW by Credit Score
	Three Months Ended				Nine Months Ended
	September 30, 2022		September 30, 2021		September 30, 2022		September 30, 2021
($ in thousands)
>=760	$6,976,123	40.8%	$9,257,407	39.3%	$20,942,108	41.8%	$27,778,887	40.9%
740-759	2,965,115	17.3	3,892,226	16.5	8,499,739	17.0	10,858,015	16.0
720-739	2,788,573	16.3	3,656,963	15.5	7,885,166	15.8	10,316,977	15.2
700-719	2,277,251	13.3	3,345,696	14.2	6,452,721	12.9	9,328,577	13.8
680-699	1,476,982	8.6	2,361,529	10.0	4,409,944	8.8	5,855,301	8.6
<=679	627,973	3.7	1,066,063	4.5	1,859,956	3.7	3,700,995	5.5
Total	$17,112,017	100.0%	$23,579,884	100.0%	$50,049,634	100.0%	$67,838,752	100.0%

Weighted average credit score	746		744		747		745

NIW by LTV
	Three Months Ended				Nine Months Ended
	September 30, 2022		September 30, 2021		September 30, 2022		September 30, 2021
($ in thousands)
85.00% and below	$1,618,912	9.5%	$2,336,949	9.9%	$4,556,205	9.1%	$9,660,937	14.2%
85.01% to 90.00%	4,753,686	27.8	5,860,301	24.9	13,657,345	27.3	19,192,675	28.3
90.01% to 95.00%	9,171,095	53.5	11,574,090	49.1	26,461,665	52.9	30,090,325	44.4
95.01% and above	1,568,324	9.2	3,808,544	16.1	5,374,419	10.7	8,894,815	13.1
Total	$17,112,017	100.0%	$23,579,884	100.0%	$50,049,634	100.0%	$67,838,752	100.0%

Weighted average LTV	93%		93%		93%		92%

NIW by Product
	Three Months Ended				Nine Months Ended
	September 30, 2022		September 30, 2021		September 30, 2022		September 30, 2021
Single Premium policies		8.2%		2.5%		5.9%		4.1%
Monthly Premium policies		91.8		97.5		94.1		95.9
		100.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Nine Months Ended
	September 30, 2022		September 30, 2021		September 30, 2022		September 30, 2021
Purchase		98.7%		90.9%		97.2%		79.6%
Refinance		1.3		9.1		2.8		20.4
		100.0%		100.0%		100.0%		100.0%

						Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force

Portfolio by Credit Score
IIF by FICO score	September 30, 2022		June 30, 2022		September 30, 2021
($ in thousands)
>=760	$92,309,692	41.5%	$89,790,212	41.6%	$85,833,588	41.2%
740-759	37,821,201	17.0	36,606,394	17.0	35,234,863	16.9
720-739	33,910,646	15.2	32,637,422	15.1	31,291,415	15.1
700-719	28,263,518	12.7	27,258,759	12.6	26,136,910	12.6
680-699	18,351,570	8.2	17,697,662	8.2	16,758,439	8.0
<=679	11,885,942	5.4	11,906,082	5.5	12,961,334	6.2
Total	$222,542,569	100.0%	$215,896,531	100.0%	$208,216,549	100.0%

Weighted average credit score	746		746		745

Gross RIF by FICO score	September 30, 2022		June 30, 2022		September 30, 2021
($ in thousands)
>=760	$23,743,335	41.1%	$22,956,271	41.2%	$21,414,607	40.8%
740-759	9,920,331	17.2	9,540,921	17.1	8,958,297	17.1
720-739	8,934,327	15.5	8,545,969	15.3	8,020,171	15.3
700-719	7,412,542	12.8	7,107,888	12.8	6,652,117	12.7
680-699	4,801,986	8.3	4,601,675	8.3	4,250,044	8.1
<=679	2,930,570	5.1	2,925,339	5.3	3,161,784	6.0
Total	$57,743,091	100.0%	$55,678,063	100.0%	$52,457,020	100.0%

Portfolio by LTV
IIF by LTV	September 30, 2022		June 30, 2022		September 30, 2021
($ in thousands)
85.00% and below	$25,121,995	11.3%	$25,510,400	11.8%	$28,452,535	13.7%
85.01% to 90.00%	62,963,331	28.3	61,304,806	28.4	60,257,704	28.9
90.01% to 95.00%	103,794,020	46.6	98,938,435	45.8	90,957,363	43.7
95.01% and above	30,663,223	13.8	30,142,890	14.0	28,548,947	13.7
Total	$222,542,569	100.0%	$215,896,531	100.0%	$208,216,549	100.0%

Weighted average LTV	92%		92%		92%

Gross RIF by LTV	September 30, 2022		June 30, 2022		September 30, 2021
($ in thousands)
85.00% and below	$2,975,898	5.2%	$3,012,030	5.4%	$3,311,106	6.3%
85.01% to 90.00%	15,317,449	26.5	14,868,579	26.7	14,506,577	27.7
90.01% to 95.00%	30,388,328	52.6	28,921,722	52.0	26,410,513	50.3
95.01% and above	9,061,416	15.7	8,875,732	15.9	8,228,824	15.7
Total	$57,743,091	100.0%	$55,678,063	100.0%	$52,457,020	100.0%

Portfolio by Loan Amortization Period
IIF by Loan Amortization Period	September 30, 2022		June 30, 2022		September 30, 2021
($ in thousands)
FRM 30 years and higher	$214,688,363	96.5%	$207,888,842	96.3%	$198,392,156	95.3%
FRM 20-25 years	2,859,734	1.3	3,114,962	1.4	3,974,602	1.9
FRM 15 years	2,903,355	1.3	3,222,801	1.5	4,419,750	2.1
ARM 5 years and higher	2,091,117	0.9	1,669,926	0.8	1,430,041	0.7
Total	$222,542,569	100.0%	$215,896,531	100.0%	$208,216,549	100.0%

					Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

	2022			2021
($ in thousands)	September 30	June 30	March 31	December 31	September 30
GSE and other risk share (1):
Risk in Force	$2,026,895	$1,898,364	$1,888,437	$1,788,918	$1,568,800
Reserve for losses and LAE	$102	$144	$254	$1,349	$1,389

Weighted average credit score	748	748	748	748	748
Weighted average LTV	84%	84%	84%	84%	84%

(1) GSE and other risk share includes GSE risk share and other reinsurance transactions. Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae.

													Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Vintage Data
September 30, 2022

					Insurance in Force
Year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	Number of Policies in Force	Weighted Average Coupon	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	Incurred Loss Ratio (Inception to Date) (1)	Number of Loans in Default	Percentage of Loans in Default

2010 - 2014	$60,668,851	$2,280,001	3.8%	14,375	4.33%	78.4%	70.2%	5.8%	15.2%	43.1%	2.7%	553	3.85%
2015	26,193,656	2,065,692	7.9	12,351	4.18	85.9	75.1	4.1	17.9	39.2	2.9	446	3.61
2016	34,949,319	4,588,046	13.1	25,722	3.86	88.7	69.8	9.9	15.6	43.4	3.2	801	3.11
2017	43,858,322	6,284,345	14.3	36,267	4.26	91.1	68.4	19.7	20.1	38.2	4.6	1,485	4.09
2018	47,508,525	7,061,896	14.9	38,551	4.78	94.2	68.5	24.5	21.5	33.0	6.1	1,840	4.77
2019	63,569,183	15,479,873	24.4	71,764	4.21	87.0	66.2	23.5	18.7	35.6	7.1	2,195	3.06
2020	107,944,065	63,098,179	58.5	232,949	3.17	65.2	53.5	11.9	10.8	45.5	5.4	2,660	1.14
2021	84,218,250	73,219,138	86.9	233,240	3.07	83.9	60.2	14.5	14.0	40.4	7.9	2,164	0.93
2022 (through September 30)	50,049,830	48,465,399	96.8	135,526	4.76	97.3	63.8	10.9	12.6	41.3	8.4	291	0.21
Total	$518,960,001	$222,542,569	42.9	800,745	3.67	82.3	60.4	13.8	13.6	41.5	4.6	12,435	1.55

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative net premiums earned.

															Exhibit H
Essent Group Ltd. and Subsidiaries
Supplemental Information
Reinsurance Vintage Data
September 30, 2022
($ in thousands)
Excess of Loss Reinsurance			Original Reinsurance in Force			Remaining Reinsurance in Force							Earned Premiums Ceded
Year	Remaining Insurance in Force	Remaining Risk in Force	ILN (1)	Other Reinsurance (2)	Total	ILN	Other Reinsurance	Total	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention		Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (9)
2015 & 2016	$6,415,924	$1,740,167	$333,844	$—	$333,844	$61,478	$—	$61,478	$—	$208,111	$206,925		$628	$2,464	$—
2017	6,129,801	1,610,026	424,412	165,167	589,579	242,123	127,770	369,893	—	224,689	216,632		3,091	8,631	—
2018	6,961,516	1,791,216	473,184	118,650	591,834	325,537	76,144	401,681	—	253,643	248,875		3,896	10,553	—
2019 (3)	8,578,642	2,203,474	495,889	55,102	550,991	448,805	49,870	498,675	—	215,605	214,874		3,596	9,518	—
2019 & 2020 (4)	—	—	399,159	—	399,159	—	—	—	—	465,690	—		1,049	5,222	—
2020 & 2021 (5)	43,021,732	10,731,139	557,911	—	557,911	486,933	—	486,933	—	278,956	278,919		3,791	11,008	433,123
2021 (6)	42,367,258	11,236,549	439,407	—	439,407	423,462	—	423,462	—	279,415	279,415		4,473	12,829	371,346
2021 & 2022 (10)	63,515,812	17,043,854	—	119,307	119,307	—	119,307	119,307	—	426,096	426,096		1,348	1,684	116,743
2021 & 2022 (11)	34,325,434	9,205,630	237,868	—	237,868	237,868	—	237,868	—	303,761	303,761		567	567	237,868
Total	$211,316,119	$55,562,055	$3,361,674	$458,226	$3,819,900	$2,226,206	$373,091	$2,599,297	$—	$2,655,966	$1,940,960	(12)	$22,439	$62,476	$1,159,080

Quota Share Reinsurance
						Losses Ceded		Ceding Commission		Earned Premiums Ceded
Year		Remaining Insurance in Force	Remaining Risk in Force	Remaining Ceded Insurance in Force	Remaining Ceded Risk in Force	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (9)
2019 & 2020	(7)	$69,631,402	$17,558,346	$15,413,517	$3,846,679	$(1,084)	$(13,657)	$3,266	$10,481	$4,957	$5,732	$240,698
2022	(8)	48,406,637	13,032,720	9,681,327	2,606,544	686	998	1,295	2,187	3,146	5,153	178,854
Total		$118,038,039	$30,591,066	$25,094,844	$6,453,223	$(398)	$(12,659)	$4,561	$12,668	$8,103	$10,885	$419,552

(1) Reinsurance provided by unaffiliated special purpose insurers through the issuance of mortgage insurance-linked notes ("ILNs").
(2) Reinsurance provided by panels of reinsurers.
(3) Reinsurance coverage on new insurance written from January 1, 2019 through August 31, 2019.
(4) Reinsurance coverage on new insurance written from September 1, 2019 through July 31, 2020. This ILN was called during the third quarter of 2022.
(5) Reinsurance coverage on new insurance written from August 1, 2020 through March 31, 2021.
(6) Reinsurance coverage on new insurance written from April 1, 2021 through September 30, 2021.
(7) Reinsurance coverage on 40% of eligible single premium policies and 20% of all other eligible policies written from September 1, 2019 through December 31, 2020.
(8) Reinsurance coverage on 20% of all eligible policies written from January 1, 2022 through December 31, 2022.
(9) Represents the reduction in Essent Guaranty, Inc.'s Minimum Required Assets based on our interpretation of the PMIERs.
(10) Reinsurance coverage on 20% of all eligible policies written from October 1, 2021 through December 31, 2022 as well as coverage on new insurance written from October 1, 2021 through July 31, 2022 through an ILN.

(11) Reinsurance coverage on new insurance written from October 1, 2021 through July 31, 2022.
(12) The total remaining first layer retention differs from the sum of the individual reinsurance transactions as a result of overlapping coverage between certain transactions.

			Exhibit I

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Geographic Data

IIF by State
	September 30, 2022	June 30, 2022	September 30, 2021
CA	13.2%	13.2%	13.1%
TX	10.3	10.2	9.8
FL	10.1	10.0	9.5
CO	4.1	4.2	4.1
AZ	3.5	3.4	3.4
WA	3.4	3.5	3.7
IL	3.1	3.2	3.4
GA	3.1	3.1	3.1
VA	3.1	3.1	3.1
NJ	3.0	3.1	3.1
All Others	43.1	43.0	43.7
Total	100.0%	100.0%	100.0%

Gross RIF by State
	September 30, 2022	June 30, 2022	September 30, 2021
CA	13.0%	13.0%	12.9%
TX	10.6	10.6	10.1
FL	10.5	10.3	9.8
CO	4.1	4.1	4.1
AZ	3.5	3.4	3.3
WA	3.3	3.4	3.7
GA	3.2	3.2	3.1
IL	3.1	3.1	3.3
VA	3.0	3.0	3.1
NJ	2.9	2.9	3.0
All Others	42.8	43.0	43.6
Total	100.0%	100.0%	100.0%

					Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
Rollforward of Defaults and Reserve for Losses and LAE
U.S. Mortgage Insurance Portfolio

Rollforward of Insured Loans in Default
	Three Months Ended
	2022			2021
	September 30	June 30	March 31	December 31	September 30
Beginning default inventory	12,707	14,923	16,963	19,721	23,504
Plus: new defaults (A)	6,448	5,495	6,188	5,809	5,132
Less: cures	(6,642)	(7,639)	(8,167)	(8,514)	(8,862)
Less: claims paid	(68)	(65)	(55)	(47)	(41)
Less: rescissions and denials, net	(10)	(7)	(6)	(6)	(12)
Ending default inventory	12,435	12,707	14,923	16,963	19,721

(A) New defaults remaining as of September 30, 2022	4,752	2,114	1,461	955	523
Cure rate (1)	26%	62%	76%	84%	90%

Total amount paid for claims (in thousands)	$1,261	$1,137	$826	$992	$1,069
Average amount paid per claim (in thousands)	$19	$17	$15	$21	$26
Severity	47%	50%	35%	45%	60%

Rollforward of Reserve for Losses and LAE
	Three Months Ended
	2022			2021
($ in thousands)	September 30	June 30	March 31	December 31	September 30
Reserve for losses and LAE at beginning of period	$209,829	$292,818	$406,096	$411,567	$420,482
Less: Reinsurance recoverables	13,657	19,335	25,940	26,970	27,286
Net reserve for losses and LAE at beginning of period	196,172	273,483	380,156	384,597	393,196
Add provision for losses and LAE occurring in:
Current period	20,144	18,720	24,346	13,231	11,371
Prior years	(15,850)	(94,809)	(130,114)	(16,624)	(18,853)
Incurred losses and LAE during the period	4,294	(76,089)	(105,768)	(3,393)	(7,482)
Deduct payments for losses and LAE occurring in:
Current period	30	80	1	157	103
Prior years	1,288	1,142	904	891	1,014
Loss and LAE payments during the period	1,318	1,222	905	1,048	1,117
Net reserve for losses and LAE at end of period	199,148	196,172	273,483	380,156	384,597
Plus: Reinsurance recoverables	13,244	13,657	19,335	25,940	26,970
Reserve for losses and LAE at end of period	$212,392	$209,829	$292,818	$406,096	$411,567

(1) The cure rate is calculated by dividing new defaults remaining as of the reporting date by the original number of new defaults reported in the quarterly period and subtracting that percentage from 100%.

					Exhibit K
Essent Group Ltd. and Subsidiaries
Supplemental Information
Detail of Reserves by Default Delinquency
U.S. Mortgage Insurance Portfolio

	September 30, 2022
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	4,971	40%	$22,279	12%	$313,531	7%
Four to eleven payments	4,443	36	55,431	28	292,644	19
Twelve or more payments	2,923	23	114,250	58	174,589	65
Pending claims	98	1	3,879	2	4,611	84
Total case reserves	12,435	100%	195,839	100%	$785,375	25
IBNR			14,688
LAE			1,865
Total reserves for losses and LAE			$212,392

Average reserve per default:
Case			$15.7
Total			$17.1

Default Rate	1.55%

	December 31, 2021
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	4,113	24%	$20,712	5%	$243,511	9%
Four to eleven payments	5,459	32	77,822	21	349,494	22
Twelve or more payments	7,331	43	274,465	73	470,859	58
Pending claims	60	1	2,397	1	2,852	84
Total case reserves	16,963	100%	375,396	100%	$1,066,716	35
IBNR			28,155
LAE			2,545
Total reserves for losses and LAE			$406,096

Average reserve per default:
Case			$22.1
Total			$23.9

Default Rate	2.16%

	September 30, 2021
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	3,823	20%	$20,438	5%	$223,065	9%
Four to eleven payments	6,738	34	103,062	27	426,282	24
Twelve or more payments	9,108	46	254,499	67	595,444	43
Pending claims	52	—	2,037	1	2,516	81
Total case reserves	19,721	100%	380,036	100%	$1,247,307	30
IBNR			28,503
LAE			3,028
Total reserves for losses and LAE			$411,567

Average reserve per default:
Case			$19.3
Total			$20.9

Default Rate	2.47%

				Exhibit L

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investments Available for Sale

Investments Available for Sale by Asset Class
Asset Class	September 30, 2022		December 31, 2021
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$535,636	11.7%	$448,793	9.1%
U.S. agency securities	—	—	5,504	0.1
U.S. agency mortgage-backed securities	752,236	16.4	1,008,863	20.3
Municipal debt securities	559,784	12.2	627,599	12.7
Non-U.S. government securities	60,834	1.3	79,743	1.6
Corporate debt securities	1,345,269	29.4	1,455,247	29.3
Residential and commercial mortgage securities	523,608	11.4	545,423	11.0
Asset-backed securities	608,330	13.3	581,703	11.7
Money market funds	199,147	4.3	210,012	4.2
Total investments available for sale	$4,584,844	100.0%	$4,962,887	100.0%

Investments Available for Sale by Credit Rating
Rating (1)	September 30, 2022		December 31, 2021
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$2,227,988	48.6%	$2,412,273	48.6%
Aa1	101,547	2.2	96,331	1.9
Aa2	334,435	7.3	354,951	7.2
Aa3	215,688	4.7	221,914	4.5
A1	375,063	8.2	263,820	5.3
A2	356,469	7.8	427,282	8.6
A3	244,309	5.3	274,525	5.5
Baa1	220,295	4.8	305,204	6.1
Baa2	220,303	4.8	274,011	5.5
Baa3	191,386	4.2	240,755	4.9
Below Baa3	97,361	2.1	91,821	1.9
Total investments available for sale	$4,584,844	100.0%	$4,962,887	100.0%

(1) Based on ratings issued by Moody's, if available. S&P or Fitch rating utilized if Moody's not available.

Investments Available for Sale by Duration and Book Yield
Effective Duration	September 30, 2022		December 31, 2021
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$1,222,876	26.7%	$1,104,397	22.2%
1 to < 2 Years	472,273	10.3	561,297	11.3
2 to < 3 Years	501,955	10.9	539,174	10.9
3 to < 4 Years	469,386	10.2	593,663	12.0
4 to < 5 Years	445,986	9.7	663,127	13.4
5 or more Years	1,472,368	32.2	1,501,229	30.2
Total investments available for sale	$4,584,844	100.0%	$4,962,887	100.0%

Pre-tax investment income yield:
Three months ended September 30, 2022	2.74%
Nine months ended September 30, 2022	2.45%

Holding company net cash and investments available for sale:
($ in thousands)
As of September 30, 2022	$647,922
As of December 31, 2021	$618,306

					Exhibit M

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance Company Capital

	2022			2021
	September 30	June 30	March 31	December 31	September 30
($ in thousands)
U.S. Mortgage Insurance Subsidiaries:
Combined statutory capital (1)	$3,128,681	$3,062,438	$3,058,880	$2,950,107	$2,916,802

Combined net risk in force (2)	$31,736,095	$31,221,406	$30,331,197	$30,660,272	$30,766,379

Risk-to-capital ratios: (3)
Essent Guaranty, Inc.	10.5:1	10.6:1	10.3:1	10.8:1	10.9:1
Essent Guaranty of PA, Inc.	0.6:1	0.6:1	0.7:1	0.8:1	1.0:1
Combined (4)	10.1:1	10.2:1	9.9:1	10.4:1	10.5:1

Essent Guaranty, Inc. PMIERs Data (5):
Available Assets	$3,147,545	$3,120,098	$3,194,939	$3,170,881	$3,161,780
Minimum Required Assets	1,759,182	1,869,524	1,840,069	1,791,551	1,951,096
PMIERs excess Available Assets	$1,388,363	$1,250,574	$1,354,870	$1,379,330	$1,210,684
PMIERs sufficiency ratio (6)	179%	167%	174%	177%	162%

Essent Reinsurance Ltd.:
Stockholder's equity (GAAP basis)	$1,397,287	$1,380,067	$1,330,840	$1,301,937	$1,249,996

Net risk in force (2)	$18,694,500	$17,758,801	$16,527,587	$15,997,129	$15,466,651

(1) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department and the National Association of Insurance Commissioners Accounting Practices and Procedures Manual.

(2) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.
(3) The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.
(4) The combined risk-to-capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.
(5) Data is based on our interpretation of the PMIERs as of the dates indicated.
(6) PMIERs sufficiency ratio is calculated by dividing Available Assets by Minimum Required Assets.